      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 1997.
                                                     REGISTRATION NO. 333-______


================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.. 20549


                                  FORM S-8
                           REGISTRATION STATEMENT

                                    Under

                         The Securities Act of 1933

                           PURE ATRIA CORPORATION

           (Exact name of Registrant as specified in its charter)


        Delaware                                         94-3141575
------------------------                   -----------------------------------
(State of incorporation)                   (I.R.S. Employer Identification No.)


                           1309 South Mary Avenue
                             Sunnyvale, CA 94087
 (Address, including zip code, of Registrant's principal executive offices)


                  PURE SOFTWARE INC. 1995 STOCK OPTION PLAN
             INTEGRITY QA SOFTWARE, INC. 1995 STOCK OPTION PLAN
                          (Full title of the Plans)

                           W. Geoffrey Stein, Esq.
                      Vice President, General Counsel,
                           and Assistant Secretary
                           Pure Atria Corporation
                             1309 S. Mary Avenue
                             Sunnyvale, CA 94087
                               (408) 720-1600
(Name, address, and telephone number, including area code, of agent for service)


                                 Copies to:
                           MARK A. BERTELSEN, ESQ.
                      Wilson Sonsini Goodrich & Rosati
                          Professional Corporation
                             650 Page Mill Road
                          Palo Alto, CA 94304-1050
                               (415) 493-9300


                                               CALCULATION OF REGISTRATION FEE
=============================================================================================================================
                                                                           Proposed             Proposed
                                                                           Maximum              Maximum            Amount of
Title of Securities                                     Amount to be    Offering Price         Aggregate         Registration
to be Registered                                         Registered      Per Share(1)        Offering Price         Fee(2)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value.......................

  -  Newly Reserved under Pure Software Inc. 1995
     Stock Option  Plan................................    2,900,287            $23.875      $69,244,352.12        $20,983.14

  -  Outstanding under Integrity QA Software, Inc.           112,272               0.39           43,786(5)             13.27
     1995 Stock Option  Plan(4)........................

Total................................................      3,012,559                             69,288,138         20,996.41
=============================================================================================================================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee.
(2) Amount of the Registration Fee was calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended, which states that the fee shall be "one thirty-third of one percentum of the maximum aggregate price at which the securities are issued."
(3) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the filing fee on the basis of $23.875 per share, which represents the average of the high and the low prices reported on the Nasdaq National Market on January 30, 1997.
(4) Pursuant to the Agreement and Plan of Reorganization, dated as of November 17, 1996, by and among Pure Atria Corporation, Integrity QA Software, Inc. ("Integrity") and Delaware PAI Corp., the Registrant assumed all of the outstanding options to purchase Common Stock of Integrity under the Integrity 1995 Stock Option Plan, and such options became exercisable to purchase shares of Registrant Common Stock, subject to appropriate adjustments to the number of shares and exercise price of each such assumed option.
(5) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the filing fee on the basis of the weighted average exercise price of $0.39 per share for outstanding options to purchase a total of 112,272 shares of Registrant Common Stock.

                             PURE ATRIA CORPORATION
                      REGISTRATION STATEMENT ON FORM  S-8

                                  PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.
          ---------------------------------------

     There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Registration Statement on Form S-4 filed with the Commission on January 6, 1997.

          (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

          (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated June 8, 1995 pursuant to Section 12(g) of the 1934 Act.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.
          -------------------------

          Not Applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.
          --------------------------------------

          Larry W. Sonsini, a director of the Registrant, is a member of Wilson Sonsini Goodrich & Rosati, which has given an opinion upon the validity of the securities being registered by this Registration Statement.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.
          ------------------------------------------

     Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be personally liable for monetary damages for breach of the directors' fiduciary duties as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the directors' fiduciary duty, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has also entered into indemnification agreements with each of its directors and officers which provide further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.
          -----------------------------------

          Not applicable.


ITEM 8.   EXHIBITS.
          --------

        Exhibit
        Number                            Description
        -------       --------------------------------------------------------
        5.1           Opinion of Wilson, Sonsini, Goodrich & Rosati, P.C. with
                       respect to the securities being registered.
        10.1(1)       Atria Software, Inc. 1990 Stock Option Plan.
        10.2(3)       Performix, Inc. 1991 Incentive Stock Option Plan.
        10.3(2)       Pure Software Inc. 1992 Stock Option/Stock Issuance Plan.
        10.4(1)       Atria Software, Inc. 1994 Stock Plan.
        10.5(1)       Atria Software, Inc. 1994 Non-Employee Director Stock
                       Option Plan.
        10.6(1)       Atria Software, Inc. 1994 Employee Stock Purchase Plan.
        10.7(2)       Pure Software Inc. 1995 Employee Stock Purchase Plan.
        10.8          Pure Software Inc. 1995 Stock Option Plan, as amended.
        10.9          Integrity QA Software, Inc. 1995 Stock Option Plan.
        23.1          Consent of Independent Auditors.
        23.2          Consent of Independent Auditors
        23.3          Consent of Counsel (contained in Exhibit 5.1).
        24.1          Power of Attorney (see page II-4).

-----------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form S-8 filed August 26, 1996.
(2) Incorporated by reference to the Registrant's Registration Statement on Form S-1 filed June 8, 1995.
(3) Incorporated by reference to the Registrant's Registration Statement on Form S-8 filed December 1, 1995.

ITEM 9.   UNDERTAKINGS.
          ------------

          A.   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on the 31st day of January 1997.


                                        PURE ATRIA CORPORATION

                                            /s/ REED HASTINGS
                                        By: ____________________________________
                                            Reed Hastings, President and
                                            Chief Executive Officer


                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Reed Hastings, Charles J. Bay, III, jointly and severally his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


         Signature                                     Title                                 Date
--------------------------------   --------------------------------------------           -----------
/s/  PAUL LEVINE                   Chairman of the Board of Directors                     January 31, 1997
--------------------------------
     (Paul Levine)


/s/  REED HASTINGS                 President and Chief Executive Officer                  January 31, 1997
--------------------------------
     (Reed Hastings)


/s/  CHARLES J. BAY, III           Vice President, Chief Financial Officer and            January 31, 1997
--------------------------------    Secretary (Principal Financial and Accounting
     (Charles J. Bay)               Officer)


/s/  LARRY W. SONSINI              Director                                               January 31, 1997
--------------------------------
     (Larry W. Sonsini)


/s/  DAVID A. LITWACK              Director                                               January 31, 1997
--------------------------------
     (David A. Litwack)


/s/  THOMAS A. JERMOLUK            Director                                               January 31, 1997
--------------------------------
     (Thomas A. Jermoluk)


/s/  LOUIS J. VOLPE                Director                                               January 31, 1997
--------------------------------
     (Louis J. Volpe)


/s/  AKI FUJIMURA                  Director                                               January 31, 1997
--------------------------------
     (Aki Fujimura)

                               Index to Exhibits



        Number                       Description
      ----------    ----------------------------------------------------
       5.1           Opinion of Wilson, Sonsini, Goodrich & Rosati, P.C. with
                      respect to the securities being registered.
       10.1(1)       Atria Software, Inc. 1990 Stock Option Plan.
       10.2(3)       Performix, Inc. 1991 Incentive Stock Option Plan.
       10.3(2)       Pure Software Inc. 1992 Stock Option/Stock Issuance Plan.
       10.4(1)       Atria Software, Inc. 1994 Stock Plan.
       10.5(1)       Atria Software, Inc. 1994 Non-Employee Director Stock Option Plan.
       10.6(1)       Atria Software, Inc. 1994 Employee Stock Purchase Plan.
       10.7(2)       Pure Software Inc. 1995 Employee Stock Purchase Plan.
       10.8          Pure Software Inc. 1995 Stock Option Plan, as amended.
       10.9          Integrity QA Software, Inc. 1995 Stock Option Plan.
       23.1          Consent of Independent Auditors.
       23.2          Consent of Independent Auditors.
       23.3          Consent of Counsel (contained in Exhibit 5.1).
       24.1          Power of Attorney (see page II-4).

-------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form S-8 filed August 26, 1996.
(2) Incorporated by reference to the Registrant's Registration Statement on Form S-1 filed June 8, 1995.
(3) Incorporated by reference to the Registrant's Registration Statement on Form S-8 filed December 1, 1995.